UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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Merchants Bancshares, Inc. (Name of the Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of MERCHANTS BANCSHARES, INC. To Be Held On: Thursday, May 26, 2016 at 10:00 a.m., Eastern Time The Essex Resort & Spa, 70 Essex Way Essex Junction, Vermont 05452 This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/16/2016. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Annual Report are available at www.mbvt.com. From there, click on "Investor Relations," then "SEC Filings" and "Proxy Materials/Annual Reports." TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM, Eastern time, the day before the cut-off or meeting date. IN PERSON: You may vote your stock in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. TO VOTE: 1. To elect four directors, each of whom will serve for a three-year term and until his or her successor is duly elected and qualified. NOMINEES: Jeffrey L. Davis Karen J. Danaher Geoffrey R. Hesslink Donald R. Chase Please note that you cannot use this notice to vote by mail. 2. To consider a non-binding resolution to approve the compensation of Merchants’ named executive officers. 3. To ratify the appointment of Crowe Horwath LLP as Merchants’ independents registered public accounting firm for 2016. These items are more fully described in the proxy statement. The record date for the annual meeting is March 28, 2016. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF MERCHANTS' NAMED EXECUTIVE OFFICERS, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS MERCHANTS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER